Operations	12 Months Ended
Dec. 31, 2017
Operations [Abstract]
Operations
1.	Operations

1.1.	General information

Estre Ambiental, Inc. is a holding company incorporated under the laws of the Cayman Islands on September 11, 2017. Estre Ambiental, Inc. became the holding company of Estre Ambiental S.A. (hereafter referred to as “Estre Brazil”) through the completion of the transaction explained below.

Estre Ambiental, Inc.’s registered office is located at Av. Presidente Juscelino Kubitschek, 1.830, Tower I - 2nd and 3rd floors, Itaim Bibi, in the city and state of São Paulo, Brazil.

On August 16, 2017, Estre Brazil, the largest waste management company in Brazil and Latin America, and Estre USA, Inc., formerly Boulevard Acquisition Corp II, (“Estre USA”), a company sponsored by an affiliate of Avenue Capital Group, jointly announced that they had entered into a definitive agreement (the “Transaction”) pursuant to which a Cayman Islands holding company, Estre Ambiental, Inc.,  would be incorporated and substantially all of the shareholders of Estre Brazil would exchange their shares of Estre Brazil for shares of Estre Ambiental, Inc. and as a result Estre Brazil would become a subsidiary of Estre Ambiental, Inc. In addition, the shareholders of Estre USA would be granted an exchange offer to exchange their shares and warrants in Estre USA for shares and warrants in Estre Ambiental, Inc.

The Transaction was completed on December 21, 2017 and as a result, Estre Ambiental, Inc. become a publicly listed company subject to rules and regulations of the United States Securities and Exchange Commission. Estre Ambiental, Inc.’s ordinary shares and warrants are traded on the NASDAQ stock exchange.

Also on December 21, 2017, Estre Ambiental, Inc. issued 15,438,000 ordinary shares and 3,748,600 warrants to purchase Estre Ambiental, Inc. ordinary shares at US$11.50 per share to certain institutional investors pursuant to a private investment in public equity (the “PIPE Investment”).

As a result of the above, Estre Ambiental, Inc. received a total of US$139,900 thousand in cash, out of which US$110,600 thousand (or R$364,577) was contributed to Estre Brazil as a capital contribution which was used to repay certain of its indebtedness pursuant to a simultaneous debt restructuring agreement entered into with its creditors, granting a reduction corresponding to 25% of the amount prepaid. The terms of Estre Brazil’s existing debentures and related debt acknowledgment instrument were consequently amended and restated (for more details, see Notes 22.1 and 14).

Estre Brazil is a waste management company in Brazil which operates in key locations in the Southeast, South and Northeast regions of Brazil in a full range of waste-related and environmental services that comprise every step of the waste management cycle, from waste collection to disposal and, ultimately, value recovery. Estre Brazil operates its own landfills and is engaged in the final treatment of hazardous wastes (blending units, bioremediation of contaminated soil and landfills), temporary storage of waste, collection and burning of landfill biogas, environmental consulting services, recycling, reverse manufacturing of electrical and electronic devices and waste collection, among others activities. In the provision of these services, the Company applies strict control over potential environmental impacts, uses customized environment management models and provides assistance to its customers.

Estre Ambiental, Inc. and its subsidiaries as referred to as the “Company.”

1.2.	Business perspectives

Following a period of rapid expansion and growth through organic business generation as well as acquisitions between 2011 and 2013, in 2014, the Company began recalibrating its strategic focus toward streamlining its business which yielded several tangible benefits, including, among others, improvements to the operating margins, increased efficiency in pricing and in the collection of accounts receivables and generally greater agility in the decision-making processes.

The following are some of the measures implemented by the Company, among others:

•	comprehensive redesign of management information systems, including migration to SAP to be conclude by the end of 2018;
•	decrease in personnel expenses through headcount reductions;
•
reorganization of senior management team, including the appointment of a new chief executive officer, Sergio Pedreiro, in early 2015, appointment of a new chief compliance officer in 2015, and, more recently, the appointment of a new chief financial officer, Fabio D’Avila (in December 2017)

•	improvement of operational efficiency through productivity-oriented projects;
•	disciplined application of upward price adjustments as contemplated in the contracts with municipal customers;
•	disciplined negotiation of debt acknowledgment agreements with municipalities aiming at collecting overdue accounts; and
•	creation of a dedicated sales and commercial area to capture private sector C&I customers.

As described above, the Company emerged from 2017 as a NASDAQ listed public company, with a lower leveraged balance sheet and a stronger governance, led by an independent board of directors.

The market opportunity for growth in the Waste Management industry remains significant as nearly half of waste generated annually in Brazil is not yet properly disposed of. Several million tons are not even collected or are still sent to illegal dumps and the regulatory framework is in place for the industry to evolve in a similar fashion to the other countries in the same situation.

The Company is positioned to capitalize on this market opportunity since it has: (i) strategically located landfills; (ii) the leading operational and cost profile in the industry; and (iii) a reputation as the most environmentally progressive, transparent and compliance-oriented company in Latin America.

As a result of the Transaction, debt restructuring and other initiatives disclosed above, Estre Brazil reduced its leverage and improved its liquidity helping it to better respond to the current adverse economic scenario in Brazil and to expand its business.

A significant portion of the Company’s revenue is derived from municipalities whose financial health have been negatively impacted by very weak economic performance in 2016, with Brazilian GDP contracting by 3.6%, after a contraction of 3.8% in 2015. As the outlook for the economy evolves, so does the Company’s ability to collect on time payments from municipalities.

The Company’s customer base includes a mix of customers operating in both the private and public sectors. Although the Company has a diversified base across our four business segments, our top ten customers accounted for 74.0% of our total net revenues in 2017.

In addition, the Company relies significantly on certain municipal customers in the Collection & Cleaning segment as a source of revenues, including the municipalities of São Paulo and Curitiba. Together, the contracts with those two municipalities represented 41.7% of total net revenues from services during the same period.

The contract with the municipality of São Paulo for urban cleaning and street sweeping services, which the Company services through its joint operation Soma, represented approximately 29.1% of our revenues in 2017. This contract expired in November of 2017, and the Company provided urban cleaning services to the city of São Paulo pursuant to a temporary contract entered into on December 15, 2017, which expired in June 2018.

On June 12, 2018 the Company further extended the temporary contract until the end of 2018, subject to earlier termination by the municipality.  However, the extended temporary contract introduces certain significant changes to the contractual arrangement. Most significantly, under the extended temporary contract, the city of Sao Paulo is divided into six separate parcels for urban cleaning, whereas under the previous contract the city was divided into two parcels only. The Company, through Soma, was awarded only two parcels under the extended temporary contract, which reflects a significant decrease of its service area, since the Company previously serviced one of the only two parcels.  In addition, the extended temporary contract contemplates a 7% price reduction. As a result of these changes, the Company expects its monthly revenues from the Soma contract to be reduced by 37.7%.

The contract with the municipality of Curitiba for collections, urban cleaning and street cleaning represented approximately 12.5% of the Company’s revenues in 2017. The Company is currently providing collections and cleaning services to Curitiba pursuant to a temporary contract set to expire in October 2018 or sooner at the discretion of the municipality.

The company is currently working to renew or extend, partially or integrally, these two contracts as they get close to their expiration dates.

Considering the significance of these two contracts in terms of revenues, it can be expected that our revenues would materially decrease in the event that one or both of these contracts is partially or fully lost, in which case, the Company would likely be required to significantly reallocate resources, including the potential early termination of employees currently servicing these contracts and/or closure of certain facilities and projects solely related to our current operations in these municipalities, all of which could have the effect of increasing costs in the short-term.

Additionally, management prepared a monthly cash flow forecast for 2018, projecting a positive cash balance for every month of the year. Investment and growth assumptions were used in accordance with the annual budget approved by the Company’s Board of Directors, macroeconomic indicators in the Focus report of the Central Bank of Brazil, the historical cash collection ratio, rollover of principal and interest of installments of debentures up to the conclusion of the renegotiation process and working capital funding. The assumptions used to prepare said monthly cash flow were consistent with the ones used in the impairment test of long lived assets (See Note 12).

Management believes that the annual budget approved by the Board of Directors demonstrates that the Company will continue as a going concern.
1.3.1	Sale of Estre Óleo e Gás Holding S,A, (“Estre O&G”)

On September 1, 2014, Estre Brazil and Wilson Quintella Filho, Estre Brazil’s founding shareholder, signed a non-cash share barter agreement pursuant to which Mr Quintella exchanged 2,053,983 of Estre Brazil’s common shares owned by him (corresponding to 1.9% of the total common shares he then owned with a book value of R$37,403) for 53,701,027 common shares issued by Estre Óleo e Gás Holding S.A., or Estre O&G, then held by Estre Brazil. At that time, Estre O&G was Estre Brazil’s 100%-owned consolidated subsidiary engaged in providing tank cleaning, oil sludge treatment, pipeline construction and maintenance services in various locations under agreements entered into with Petrobras,  Estre O&G had a 100% interest in Pollydutos Montagem e Construção Ltda., which, in turn, held a 100% interest in Estre Petróleo, Gás e Energia Ltda,, or Estre Petróleo. Upon closing of the transaction on January 2, 2015, Estre O&G was transferred to Mr Quintella, and Estre Brazil held in treasury those common shares previously held by Mr Quintella.  The difference between Estre Brazil’s investment balance in Estre O&G (R$46,166) and the book value of the shares contributed by Mr Quintella (R$37,403), of R$8,763, was recorded in equity as it represents a transaction between Estre Brazil and its shareholder.

While Estre O&G was fully transferred to Mr Quintella in connection with this transaction, Estre Brazil was unable to assign certain of the contracts related to the transferred business, and therefore, retained responsibility for these contracts until January 2017.

1.3.2.	Agency agreement for the sale of CGR Doña Juana S.A ESP. (“Doña Juana”)

On January 9, 2016, Estre Brazil entered into an agency agreement with USA Global MKT, or USA Global, for the sale of Estre Brazil’s 51% interest in CGR Doña Juana S.A ESP, or Doña Juana, based in Colombia.  Pursuant to the terms of the agreement, USA Global, Estre Brazil’s partner and co-investor in Doña Juana, agreed to seek a compatible buyer for Estre Brazil’s interest in Doña Juana  and, in the meantime, advanced payments to Estre Brazil for the sale. The initial term of this agency agreement was 18 months, subsequently extended for a further 12 months, during which time Estre Brazil received 75.0% of the purchase price for Doña Juana of R$5,856 from USA Global in four installments over the course of 2016.

It was agreed that the selling price would be received by Estre Brazil from USA Global in four instalments in accordance with the negotiated amounts as follows:

	Amount in US$	Amount in R$

Payment received on March 10, 2016 (Rate of 3.2591)	541	1,761
Payment received on June 17, 2016 (Rate of 3.2591)	370	1,204
Payment received on November 11, 2016 (Rate of 3.2591)	320	1,043
Payment received on December 12, 2016 (Rate of 3.2591)	567	1,848
Total received by the Company through final settlement of accounts	1,798	5,856

Upon signing the agency agreement, Estre Brazil classified the investment in Doña Juana as an asset held for sale, pursuant to IFRS 5, Non-current Assets Held for Sale and Discontinued Operations (‘‘IFRS 5’’) at its carrying amount which was lower than its fair value. After the investment in Doña Juana was classified as held for sale, Estre Brazil ceased to apply the equity method in accordance with IAS 28. See Note 10.2.

In February 2018 Estre Brazil signed an amendment to the agency agreement postponing some of USA Global’s obligations, such as (i) extending the date that the final installment would be paid to May, 26, 2018, noting that such payment remains outstanding and (ii) extending the contract term from 12 to 14 months. Estre Brazil will transfer all financial rights on its shares in Doña Juana to USA Global when the unpaid balance of the advanced payments is received.

1.3.3.	Sale of CDR Pedreira - Centro de Disposição de Resíduos (“CDR Pedreira”)

In October 2014, Estre Brazil entered into a purchase and sale agreement with BTG Pactual (through AZPSPE) for the sale of 65% of CDR Pedreira - Centro de Disposição de Resíduos, or CDR Pedreira, for a total purchase price of R$180,006 paid in three installments over the course of 2014. In connection with this transaction, Estre Brazil recorded a gain of R$154,689 under other operating income in 2014, reflecting the difference between the purchase price and the book value of CDR Pedreira.

This amount was paid by BTG Pactual to the Company in three installments, as follows:

Installments	Amount	Payments

1st	15,006	October/2014
2nd	141,000	October/2014
3rd	24,000	December/2014
	180,006

The amounts recorded on the transaction date were as follows:

Description	R$

Sale amount	180,006
Balance of investment in Estre Brazil on the date of the sale	(25,317)
(=) Gain on divestiture	154,689

In addition, simultaneously with this sale, Estre Brazil entered into a call and put option agreement in connection with its potential repurchase of CDR Pedreira from AZPSPE, originally set to expire on October 2017. The call and put option amount was R$180,006, plus 25% fixed interest per year from October 2014 and an additional put option premium equivalent to R$1.00 per share. The put option premium would be due on the earlier of (i) the exercise date of the put option or (ii) the last day of the period to exercise the put option. The fair value of the call option was R$20,865 as of December 31, 2015 (R$31,570 in 2014), recorded in non-current assets against other operating income. Despite the call option, following Estre Brazil’s execution of the purchase and sale agreement in October 2014, it ceased all control and influence in the operation and management of CDR Pedreira. On May 19, 2016, in connection with the sale by BTG Pactual (through AZSPE) of CDR Pedreira to an independent third party, Estre Brazil agreed to terminate the right corresponding to the call and put options, the fair value of which totaled R$20.8 million at that time and, accordingly, fully wrote it off as a loss under “Other Operating Expense” in 2016 (R$10.7 million in 2015).

1.3.4.	Sale of Azaléia Empreendimentos e Participações S.A. (Azaléia)

On May 5, 2015, Estre Brazil entered into a purchase and sale agreement to sell 100% of its interest in Azaléia, to Limpus, for R$30,300. The purpose of such transaction was to divest of certain of Estre Brazil’s collections operations in the region of Ribeirao Preto conducted through Geo Vision Soluções Ambientais e Energia S.A., (“Geo Vision”), which it acquired in 2012. The Company spun-off these collections operations into Azaléia, a newly-formed entity, which it later sold to Limpus, an entity that was controlled by the original sellers of Geo Vision.

There was no cash exchanged as part of the Azaléia transaction. In connection with the original acquisition of Geo Vision by Estre Brazil, Estre Brazil had a remaining balance of R$39,800 to be paid to the seller as of December 31, 2016. As Limpus was an entity wholly-owned by the original sellers of Geo Vision, at the time of settlement of the sale of Azaléia in 2016, Estre Brazil fully offset its accounts receivable from this transaction, amounting to R$41,300 as of December 31, 2016, as adjusted by interest, with Estre Brazil’s accounts payable on the original Geo Vision of transaction of R$39,800. The transaction resulted in the recognition of a loss of R$ 1,445.

1.3.5.	Sale of Estrans S.A. (“Estrans”)

On December 4, 2015, Estre Brazil entered into an agreement for the of sale of 75% of its foreign investment in Estrans SA, based in Argentina, for US$580 thousand at the Ptax selling rate as reported by the Central Bank of Brazil (“BACEN”) dated 12/4/2015, of R$3.7575, equivalent to R$2,179.

The sale amount was offset by existing debts that were previously agreed between the Estre Brazil and the shareholders during the process of acquisition of interest, and the balance receivable after clearing those debts was waivered in favor of shareholders. The amounts are as follows:

Type of offsetting	Amount in US$ 000	Amount in R$

Sale amount	580	2,179
Indemnification by payments previously agreed between shareholder Alejandro Enrique Bonazzola and the Company	(100)	(376)
Indemnification by payments previously agreed between shareholder Júlio Cesar Bonazzola and the Company	(300)	(1,127)
Total receivable by the Company through final settlement of accounts	180	676
Debt waiver in favor of shareholders	(180)	(676)
Gain calculated on the sale	-	-

In this transaction, the Estre Brazil reduced the outstanding investment balance with its investee, which generated a loss on this transaction of R$ 12,087, as follows:

Description	R$

Balance of investment in Estre Brazil on the date of the sale	(8,005)
Balance of dividends receivable in Estre Brazil on the date of the sale	(3,252)
Balance of intercompany loans receivable in Estre Brazil on the date of the sale	(830)
(=) Loss on divestiture (Note 28)	(12,087)

1.4.	Allegations and Investigations Regarding the Company’s Supply Relationships

1.4.1	Operation “Lava-Jato” and its impacts on the Company and its investees

In 2014, the Brazilian Federal Police (“PF”) began an investigation intended to check for irregularities perpetrated by criminal organizations in several Brazilian states, involving Petrobras and its subsidiaries. In connection with the investigations conducted by the Federal Public Prosecutor (“MPF”), Mr. Paulo Roberto Costa, former director of Petrobras, signed a leniency agreement, partly citing the Company in depositions on September 5, 2014, but made public by the MPF on March 6, 2015. Estre Brazil was also partly cited in the leniency program of Mr. Sergio Machado, former CEO of Transpetro, made public in June 2016.

Company management stated that it is not aware of the affirmations mentioned in the deposition and that the Company does not admit any illegal acts, in accordance with the commitment made in its Code of Ethics and Anti-Corruption Policy. As a commitment to transparency and ethical conduct, the Company and its management members made every effort to (i) obtain greater knowledge of the facts through the involvement of the Company’s internal legal department, the Compliance area and the hiring of independent investigation experts; (ii) continue to improve the Company’s governance, internal controls and integrity program; (iii) continue to monitor the matter in 2018.

In connection with the above–mentioned investigation undertaken for Operation “Lava-Jato”, the Company’s management, with the approval of the Board of Directors, in view of an inconclusive report presented in 2016, engaged new independent experts to further analyze the findings presented in the 2016 report, widening the scope of work to 56 suppliers and extending the period under investigation from 2010 through 2016, with the following main objectives:

•	Suppliers—assessment of agreements, payments and evidence of services (services provided to the Company and its investees) and goods purchased from the main suppliers and service providers;

•	Integrity due diligence—56 suppliers and current and past management members relating to the period under analysis;

•	Analysis of emails—of the current main Executive Officers and of those who worked for the Company during the scope period.

As a result of the findings presented in the independent experts’ report, despite the lack of conclusive evidence of illegal payments related to allegations made in Operation “Lava-Jato”, the Company’s management made an accounting adjustment resulting in the write-off of property, plant and equipment items totaling R$53,407, related to payments for which there is lack of sufficient evidence that good and services were actually provided. Additionally, the Company’s Management, with the Board of Directors’ approval, engaged experts to conduct an investigation of bidding processes won by the Company with Petrobras, which was concluded in January 2018.

1.4.2	Operation Descarte - Special Committee Internal Evaluation

On December 15, 2017, the Company’s indirect subsidiary, Cavo Serviços e Saneamento S.A. (“Cavo”) received an official tax infringement notice in the amount of R$90,634 challenging the deductibility of payments made to a number of specific suppliers in 2012, for which there is lack of sufficient evidence that good and services were actually provided.

On December 22 and 27, 2017, Estre Brazil received two official tax infringement notices in the aggregate amount of R$121,778 challenging the deductibility of payments made to a number of specific suppliers from 2012 to 2015, for which there is lack of sufficient evidence that good and services were actually provided.

Estre Brazil is challenging such assessment, and presented its defense on January 23, 2018. Following the receipt of these tax infringement notices above, Estre Brazil, following the directions of its general counsel, engaged an independent forensic services firm to investigate the relationship of Cavo’s subsidiary SPE Soma Soluções em Meio Ambiente Ltda. (“Soma”) with certain suppliers. This internal investigation was only in its preliminary stages when, on March 1, 2018, the Brazilian Federal Police executed search warrants at the corporate offices of Estre Brazil and Soma.

As a  result of the events of March 1, 2018, Estre Brazil significantly broadened the scope of the internal investigation process at the direction of a newly constituted Special Committee comprised of independent members of the Company’s Board of Directors. The internal investigation was conducted by external legal counsels specialized in forensic investigations with the support of other forensic service providers.

The internal investigation procedures involved analysis and review of relevant documentation and materials from past and present employees, interviews with persons of interest and a forensic analysis of financial transactions.

As a result of the investigation, Estre Brazil concluded that there were payments made to certain suppliers, particularly through Soma, for which there was insufficient evidence that goods and services were actually provided. Consequently, the Company recorded an amount of R$33,974 loss in the statement of profit or loss for the year ended December 31, 2017, related to R$555 in depreciation costs, R$11,219 in general and administrative expenses, R$10,882 in other operating (expenses) income, net, and R$11,318 in finance expenses.

Through the efforts made by the Company up to the date of issuing these financial statements, management believes that all significant issues identified in the independent forensic experts’ report have been adjusted and that there is no risk of additional charges being recorded in relation to the matter. However, despite the significant progress in terms of internal controls, the Company believes that there are still improvement opportunities to be achieved during 2018, as well as specific insights regarding inconsistencies documented in the forensics experts’ report prior to 2017.

Furthermore, the Operation Descarte effort of the Brazilian Federal Police was within the ambit of the broader Lava Jato task force, with the stated objective of dismantling a criminal money-laundering network. We cannot predict whether these investigations will move forward and, if so, the duration, scope or ultimate outcome of these investigations. In the event we are charged with any violations on the basis of the investigations, these charges may seek to impose various sanctions, including monetary fines and potential ineligibility from contracting with state-owned or government entities, which could have a material adverse effect on the Company.

1.4.3	Internal Controls

Management and the Board of Directors do not tolerate any unlawful acts, therefore, the Company has been developing and implementing a number of measures to improve governance, internal controls and risk management, as shown in follows:

•	hiring of a new, seasoned CFO at the end of 2017 who will further strengthen the tone at the top that overriding of internal controls will not be tolerated;

•	the replacement of the senior management team at Soma;

•
the establishment of an almost entirely independent board of directors consisting of leading executives and other professionals that are experts in their respective fields as well as the establishment of an independent audit committee and corporate governance committee with expanded oversight functions;

•
appointment of an independent chairman of our board of directors with significant industry experience bringing international best practices to our business and, in so doing, effectively ushering in an era of enhanced corporate governance standards by replacing Mr. Wilson Quintella Filho as chairman of the board of directors;

•
making certain adjustments to our compliance infrastructure to strengthen the independence of our compliance function and eliminate opportunities to override controls across our organization, including at Soma and all our subsidiaries and joint ventures;

•
making certain adjustments to our internal audit team, including an increase in the number of employees in the team to strengthen the Company’s ability to continuously evaluate its internal procedures and identify any weaknesses or misconduct in its early stages;

•	implementation of a new policy on related party transactions that will better enable us to trace and identify related party transactions in a more systematic way;

•	enhancing policies and procedures to verify that our comprehensive compliance policies and procedures are fully implemented at all of our subsidiaries and joint ventures;

•
further upgrading our ERP business process management software, which we first implemented in 2016, in order to better manage our business and automate many back office functions with the goal of improving our internal controls over financial reporting and streamlining monthly, quarterly and year-end closings. The full system migration is expected to be completed by the end of 2018;

•	enhancing and continuing to improve the vendor master data, due diligence, know your client procedures, procurement and payment procedures and associated controls;

•
implementing a workflow tool, under the direction of our new CFO, allowing the controlled exchange of information to facilitate timely and effective communication amongst the legal, financial and accounting departments and prompt registration of all transactions; and

•
making certain adjustments to improve the security in some of our IT procedures such as the periodic review of login profiles and their access to certain information on the system and the closer management of users with privileged profiles.

1.5	Restatement of prior years’ financial statements

1.5.1	Operation Descarte – Payments to suppliers

As a result of the investigations in relation to Operation Descarte, described above, the previously reported consolidated financial statements for the years ended December 31, 2016 and 2015 are restated to reflect the effects of the results of the investigation as follows:

(i)	Write-off of capitalized expenses on landfills related to payments to suppliers for services for which there was insufficient evidence that such services were actually provided;
(ii)	Corresponding adjustment to reverse amortization expenses on capitalized expenses above;
(iii)
Income tax payable resulting from the recalculation of income tax returns adjusted for expenses that were deducted and for which there is insufficient evidence that services were actually provided for fiscal years 2013 through 2017;

(iv)	Tax effects on the adjustments above.

1.5.2	Correction of immaterial error - write off of accounts receivable

During 2017, the Company identified certain accounts receivable for which collection is unlikely and should have been written off in prior years. As a result, the Company retroactively recorded a corresponding allowance for doubtful accounts at the beginning of fiscal year ended December 31, 2015, against retained earnings.

This correction had an immaterial impact on retained earnings at the beginning of fiscal year ended December 31, 2015 and the statement of financial position as of December 31, 2016 and 2015.

The effects of the above adjustments on the consolidated statement of financial position and consolidated statement of profit and loss, for each year, are presented below. These adjustments did not have a significant impact in the statement of cash flows, since all the adjustments mainly affected line items within operating cash flows.

Adjusted statement of financial position

	Consolidated
	Assets			Liabilities and equity

December 31, 2014	Current	Non-current	Total	Current	Non-current	Total	Equity
As previously reported	725,631	1,655,850	2,381,481	1,127,688	1,316,298	2,443,986	(62,505)

a) Operation Descarte- Payments to Suppliers

(i) Write-off of property, plant and equipment items	-	(40,534)	(40,534)	-	-	-	(40,534)
(ii) Corresponding adjustment to amortization expenses on written-off property, plant and equipment above	-	28,702	28,702	-	-	-	28,702
(iii) Tax impacts identified during the investigation	-	-	-	-	45,992	45,992	(45,992)
(iv) Tax effects on adjustments	-	-	-	894	-	894	(894)
	-	(11,832)	(11,832)	894	45,992	46,886	(58,718)

b) Immaterial error

Allowance for doubtful accounts on trade accounts receivable	-	(14,273)	(14,273)	-	-	-	(14,273)
As restated	725,631	1,629,745	2,355,376	1,128,582	1,362,290	2,490,872	(135,496)

	Consolidated
	Assets			Liabilities and equity
December 31, 2015	Current	Non-current	Total	Current	Non-current	Total	Equity
As previously reported	748,677	1,560,857	2,309,534	1,997,818	599,498	2,597,316	(287,782)

a) Operation Descarte- Payments to Suppliers

(i) Write-off of property, plant and equipment items	-	(46,254)	(46,254)	-	-	-	(46,254)
(ii) Corresponding adjustment to amortization expenses on written-off property, plant and equipment above	-	39,250	39,250	-	-	-	39,250
(iii) Tax impacts identified during the investigation	-	-	-	-	71,124	71,124	(71,124)
(iv) Tax effects on adjustments	-	-	-	946	-	946	(946)
	-	(7,004)	(7,004)	946	71,124	72,070	(79,074)

b) Immaterial Error

Write-off of trade accounts receivable	-	(14,273)	(14,273)	-	-	-	(14,273)

As restated	748,677	1,539,580	2,288,257	1,998,764	670,622	2,669,386	(381,129)

	Consolidated
	Assets			Liabilities and equity

December 31, 2016	Current	Non-current	Total	Current	Non-current	Total	Equity
As previously reported	913,166	1,452,639	2,365,805	2,278,413	708,628	2,987,041	(621,236)

a) Operation Descarte- Payments to Suppliers

(i) Write-off of property, plant and equipment items	-	(46,254)	(46,254)	-	-	-	(46,254)
(ii) Corresponding adjustment to amortization expenses on written-off property, plant and equipment above	-	42,738	42,738	-	-	-	42,738
(iii) Tax impacts identified during the investigation	-	-	-	-	97,085	97,085	(97,085)
(iv) Tax effects on adjustments	-	-	-	946	-	946	(946)
	-	(3,516)	(3,516)	946	97,085	98,031	(101,547)

b) Immaterial Error

Write-off of trade accounts receivable	-	(14,273)	(14,273)	-	-	-	(14,273)

As restated	913,166	1,434,850	2,348,016	2,279,359	805,713	3,085,072	(737,056)

Adjusted statement of profit and loss

		For the year ended December 31,
		2016	2015

Loss for the year, as previously reported		(338,472)	(194,612)
a) Operation Descarte- Payments to Suppliers

(i)	Write-off of property, plant and equipment items	-	(7,495)

(ii)	Corresponding adjustment to amortization expenses on written-off property, plant and equipment above	3,488	10,548

(iii)	Tax impacts identified during the investigation	(25,961)	(25,132)

(iv)	Tax effects on adjustments	-	(52)
		(22,473)	(20,356)
Loss for the year, as restated		(360,945)	214,968)